FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT This First Amendment to Stock Purchase Agreement is effective the 24th day of July, 2026, by and between Lee Enterprises, Incorporated, a Delaware corporation (the “Company”) and David H. Hoffmann (“Hoffmann”), Quint Digital Limited, an India corporation (“Quint”); Solas Capital Partners, LP, a Delaware corporation (“Solas”); Blackwell Partners LLC – Series A, a Delaware limited liability company (“Blackwell”); Bergen Asset Partners, a New Jersey partnership (“Bergen”); and Niraj Javeri, an individual, (“Javeri”). (Hoffmann, Quint, Solas, Blackwell, Bergen and Javeri are collectively the “Investors” and each an “Investor”). RECITALS WHEREAS, the Company and Investors entered into a Stock Purchase Agreement December 30, 2025, (the “Stock Purchase Agreement”), providing for inter alia, a private placement transaction for the sale of Company Stock to the Investors (see “PIPE Transaction”). AND WHEREAS, the Stock Purchase Agreement included a standstill provision prohibiting the Investors from certain actions, including the acquisition of additional Voting Securities during the Standstill period, subject to an exception in Section 10(d) permitting certain Investors to purchase up to 600,000 shares of Company Common Stock on the open market (the “Standstill Exception”) AND WHEREAS, the parties desire to amend the Standstill Exception as set forth herein. NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows: 1. Amendment to Stock Purchase Agreement. Section 10(d) of the Stock Purchase Agreement is deleted, and the following added in its place: (d). Notwithstanding the foregoing, each of the Investors that beneficially owns more than 10% of the aggregate shares of Common Stock immediately prior to any Acquisition of Common Stock may make one or more Acquisitions of Common Stock in open market purchases during the period subsequent to the Closing Date and prior to termination of the Standstill period in an amount not to exceed 600,000 shares of Common Stock, or otherwise if in excess of 600,000 shares, such Acquisition in excess of 600,000 shares of the Common Stock is performed in accordance with a qualified Section 10b5-1 Purchase Plan which has been approved by the Company. For the avoidance of doubt, each such Investor may, in its sole discretion, effect all Acquisitions of Common Stock contemplated under this Section, including Acquisitions of up to 600,000 shares and any Acquisitions in excess thereof, pursuant to a qualified Rule 10b5-1 Purchase Plan approved by the Company.

2. Counterpart Execution. This Agreement may be executed (including by DocuSign or similar electronic signature method) in one or more counterparts (including by electronic mail and in .pdf) and by different parties in separate counterparts, with the same effect as if all Parties had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement. 3. Entire Agreement. This Amendment constitutes the entire agreement of the parties with respect to the matters set forth herein. Capitalized Terms used herein but not otherwise defined shall have the meaning set forth in the Stock Purchase Agreement. Except as expressly set forth herein, all terms and conditions of the Stock Purchase Plan shall remain in full force and effect. [Signature Page Follows]

COMPANY INVESTORS LEE ENTERPRISES, INCORPORATED /s/ Joshua P. Rinehults /s/ David P. Hoffmann By: Joshua P. Rinehults David P. Hoffmann Vice President, Treasurer and Chief Financial Officer QUINT DIGITAL /s/ Raghav Bahl By: Raghav Bahl Title: Founder Director SOLAS CAPITAL PARTNERS, LP /s/ Tucker Golden By: Tucker Golden Title: Managing Member/General Partner BLACKWELL PARTNERS, LLC Series A /s/ Justin Nixon By: Justin Nixon Title: Authorized Agent /s/ Joshua Schoedler By: Joshua Schoedler Title: Authorized Agent BERGEN ASSET PARTNERS /s/ Diane Scipioni By: Diane Scipioni Title: General Partner /s/ Niraj Javeri Niraj Javeri